UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

KENTUCKY FIRST FEDERAL BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51176	61-1484858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Main Street, Hazard, Kentucky 41702

(Address of principal executive offices) (Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KFFB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On January 27, 2022, the Board of Directors of Kentucky First Federal Bancorp (the “Company”) appointed Lou Ella Farler to the Company’s Board of Directors effective immediately. Mrs. Farler currently serves as a director of the Company’s wholly owned subsidiary, First Federal Savings and Loan Association of Hazard (“First Federal of Hazard”). She served as President and Chief Executive Officer of First Federal of Hazard from January 1, 2013 until her retirement effective December 31, 2018. It is expected that Mrs. Farler will serve on the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee of the Company’s Board.

Mrs. Farler was not selected in connection with any arrangements or understandings with any persons. She will receive customary fees for her service on the Company’s Board of Directors and the committees thereof (as applicable).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2022, the Board of Directors of the Company amended Article III, Section 2 of the Company’s bylaws to increase the number of directors from seven to eight, effective immediately. The text of the amended bylaw provision is filed as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

On January 31, 2022, the Company issued a press release announcing the appointment of Mrs. Farler to the Board of Directors of the Company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)-(c)	Not applicable

(d)	Exhibits

Number	Description
3.1	Amendment No. 3 to the Bylaws of Kentucky First Federal Bancorp
99.1	Press Release dated January 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP
(Registrant)

Date: February 2, 2022	By:	/s/ R. Clay Hulette
R. Clay Hulette
Vice President and Chief Finance Officer

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